UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): February 15, 2006


                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



   DELAWARE                        0-15886                       13-3138397
--------------------------------------------------------------------------------
 (State of                      (Commission                   (I.R.S. Employer
organization)                   File Number)                 Identification No.)



          One Penn Plaza, New York, NY                            10119
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

     The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On February 15, 2006, The Navigators Group, Inc. issued a press release announcing its earnings for the fourth quarter of 2005. This press release is attached hereto as Exhibit 99.1.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE NAVIGATORS GROUP, INC.
                                                --------------------------
                                                (Registrant)


                                                 /s/ Elliot S. Orol
                                                --------------------------------
                                                Name:  Elliot S. Orol
                                                Title: Senior Vice President and
                                                       General Counsel



     Date: February 15, 2006

     INDEX TO EXHIBITS

Number          Description
------          -----------

99.1            Fourth Quarter Earnings Release dated February 15, 2006.